SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Global Inflation Fund

The following information replaces similar disclosure contained under the “Main investments” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.

Main investments. The fund invests in inflation‐indexed bonds and other fixed income securities of varying maturities issued by the US government and non‐US governments, their agencies or instrumentalities, and US and non‐US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity‐linked derivative instruments (such as commodity‐linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs).

Commodity‐linked derivative instruments are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products. The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly‐owned subsidiary (the “Subsidiary”), which shares the same portfolio management as the fund and is expected to invest mainly in commodity‐linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the Subsidiary’s derivatives positions.

Other fixed income securities in which the fund may invest include mortgage‐backed and asset‐backed securities, floating rate debt securities, and taxable and tax‐exempt municipal bonds. Up to 10% of the fund’s total assets may be invested in below investment grade bonds or instruments (also referred to as junk bonds).

All disclosure and references in the fund’s summary prospectus to “Senior loans risk” and “Conflict of interest risk” are hereby deleted.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

John D. Ryan, Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

Please Retain This Supplement for Future Reference

August 20, 2014
PROSTKR‐426